SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  November 25, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

             Delaware                 333-121605-10        13-3416059
  (State or other jurisdiction of      (Commission        (IRS Employer
           incorporation)              File Number)    Identification No.)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report and exhibit on Form 8-K relates to the monthly distribution to the holders of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of May 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

     On November 25, 2005 distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on November 25, 2005 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                        Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-BC2

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                    By: /s/  Andrew Cooper
                        --------------------------------------------
                        Andrew Cooper
                        Assistant Vice President

                  Date: December 5, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         November 25, 2005

Exhibit 99.1


                 Specialty Underwriting and Residential Finance Trust
                Mortgage Loan Asset-Backed Certificates, Series 2005-BC2
                           Statement to Certificate Holders
                                 November 25, 2005

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A       410,861,000.00   344,626,922.16   12,220,406.35     1,263,464.52   13,483,870.87     0.00       0.00    332,406,515.81
A2A       155,721,000.00   104,925,839.08    6,767,108.90       373,834.73    7,140,943.63     0.00       0.00     98,158,730.18
A2B        87,802,000.00    87,802,000.00            0.00       321,897.99      321,897.99     0.00       0.00     87,802,000.00
A2C        14,256,000.00    14,256,000.00            0.00        53,615.43       53,615.43     0.00       0.00     14,256,000.00
M1         39,480,000.00    39,480,000.00            0.00       151,540.14      151,540.14     0.00       0.00     39,480,000.00
M2         28,980,000.00    28,980,000.00            0.00       111,736.01      111,736.01     0.00       0.00     28,980,000.00
M3         49,980,000.00    49,980,000.00            0.00       201,742.19      201,742.19     0.00       0.00     49,980,000.00
M4         13,860,000.00    13,860,000.00            0.00        56,661.41       56,661.41     0.00       0.00     13,860,000.00
B1         12,600,000.00    12,600,000.00            0.00        56,826.88       56,826.88     0.00       0.00     12,600,000.00
B2          9,660,000.00     9,660,000.00            0.00        44,399.10       44,399.10     0.00       0.00      9,660,000.00
B3          8,400,000.00     8,400,000.00            0.00        41,501.25       41,501.25     0.00       0.00      8,400,000.00
B4          8,400,000.00     8,400,000.00            0.00        47,600.71       47,600.71     0.00       0.00      8,400,000.00
R                 100.00             0.00            0.00             0.00            0.00     0.00       0.00              0.00
C                   0.00             0.00            0.00             0.00            0.00     0.00       0.00              0.00
P                   0.00             0.00            0.00       372,504.59      372,504.59     0.00       0.00              0.00
TOTALS    840,000,100.00   722,970,761.24   18,987,515.25     3,097,324.95   22,084,840.20     0.00       0.00    703,983,245.99
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A      84751PFQ7       838.79200547    29.74340799    3.07516294      32.81857093        809.04859748        A1A      4.257500 %
A2A      84751PFR5       673.80660977    43.45662371    2.40066998      45.85729369        630.34998606        A2A      4.137500 %
A2B      84751PFS3     1,000.00000000     0.00000000    3.66618061       3.66618061      1,000.00000000        A2B      4.257500 %
A2C      84751PFT1     1,000.00000000     0.00000000    3.76090278       3.76090278      1,000.00000000        A2C      4.367500 %
M1       84751PFU8     1,000.00000000     0.00000000    3.83840274       3.83840274      1,000.00000000        M1       4.457500 %
M2       84751PFV6     1,000.00000000     0.00000000    3.85562491       3.85562491      1,000.00000000        M2       4.477500 %
M3       84751PFW4     1,000.00000000     0.00000000    4.03645838       4.03645838      1,000.00000000        M3       4.687500 %
M4       84751PFX2     1,000.00000000     0.00000000    4.08812482       4.08812482      1,000.00000000        M4       4.747500 %
B1       84751PFY0     1,000.00000000     0.00000000    4.51006984       4.51006984      1,000.00000000        B1       5.237500 %
B2       84751PFZ7     1,000.00000000     0.00000000    4.59618012       4.59618012      1,000.00000000        B2       5.337500 %
B3       84751PGA1     1,000.00000000     0.00000000    4.94062500       4.94062500      1,000.00000000        B3       5.737500 %
B4       84751PGB9     1,000.00000000     0.00000000    5.66675119       5.66675119      1,000.00000000        B4       6.580743 %
R        84751PGE3         0.00000000     0.00000000    0.00000000       0.00000000          0.00000000        R        4.257500 %
TOTALS                   860.67937520    22.60418213    3.68729117      26.29147330        838.07519307
--------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930

Section 4.05(a)(i)      Group 1 Scheduled Principal                                                                  331,359.36
Section 4.05(a)(i)      Group 2 Scheduled Principal                                                                  146,960.41

                        Principal Prepayments Group 1                                                                10,784,782.60
                        Principal Prepayments Group 2                                                                5,640,054.68

                        Group 1 Repurchased Principal                                                                187,000.00
                        Group 2 Repurchased Principal                                                                472,154.23
                        Extra Principal Distribution Amount                                                          1,425,203.97

                        Prepayment Penalties                                                                         372,504.59

Section 4.05(a)(v)      Total Beginning Number of Loans                                                              5,644
                        Total Beginning Collateral Balance                                                           732,274,695.66
                        Total Ending Number of Loans                                                                 5,524
                        Total Ending Collateral Balance                                                              714,706,467.98

Section 4.05(a)(v)      Group 1 Beginning Number of Loans                                                            4,185
                        Group 1 Beginning Collateral Balance                                                         455,008,516.40
                        Group 1 Ending Number of Loans                                                               4,100
                        Group 1 Ending Collateral Balance                                                            443,699,458.04

Section 4.05(a)(v)      Group 2 Beginning Number of Loans                                                            1,459
                        Group 2 Beginning Collateral Balance                                                         277,266,179.26
                        Group 2 Ending Number of Loans                                                               1,424
                        Group 2 Ending Collateral Balance                                                            271,007,009.94

Section 4.05(a)         O/C Amount                                                                                   10,723,221.99
                        Targeted O/C Amount                                                                          19,740,013.10
                        O/C Deficiency Amount                                                                        9,016,791.11
                        O/C Release Amount                                                                           0.00
                        Monthly Excess Interest                                                                      1,425,203.97
                        Monthly Excess Cash Flow Amount                                                              1,425,203.97

Section 4.05(a)(vi)     Servicing Fee                                                                                305,089.29

Section 4.05(a)(viii)   Current Advances                                                                             4,307,845.65

Section 4.05(a)(ix)     Cumulative Realized Loss Amount                                                              82,107.70

                        Cumulative Class M1 Applied Realized Loss Amount                                             0.00
                        Cumulative Class M2 Applied Realized Loss Amount                                             0.00
                        Cumulative Class M3 Applied Realized Loss Amount                                             0.00
                        Cumulative Class M4 Applied Realized Loss Amount                                             0.00
                        Cumulative Class B1 Applied Realized Loss Amount                                             0.00
                        Cumulative Class B2 Applied Realized Loss Amount                                             0.00
                        Cumulative Class B3 Applied Realized Loss Amount                                             0.00
                        Cumulative Class B4 Applied Realized Loss Amount                                             0.00

Section 4.05(a)(x)      Current Realized Loss Amount                                                                 5,916.40
                        Group 1 Current Realized Loss                                                                5,916.40
                        Group 2 Current Realized Loss                                                                0.00

                        Current Class M1 Applied Realized Loss Amount                                                0.00
                        Current Class M2 Applied Realized Loss Amount                                                0.00
                        Current Class M3 Applied Realized Loss Amount                                                0.00
                        Current Class M4 Applied Realized Loss Amount                                                0.00
                        Current Class B1 Applied Realized Loss Amount                                                0.00
                        Current Class B2 Applied Realized Loss Amount                                                0.00
                        Current Class B3 Applied Realized Loss Amount                                                0.00
                        Current Class B4 Applied Realized Loss Amount                                                0.00

Section 4.05(a)(xi)     Loans Delinquent
                        Delinquency by Group
                        Group  1
                        Category                   Number           Principal Balance            Percentage
                        1 Month                       122              12,179,142.18               2.74 %
                        2 Month                        49               5,430,535.81               1.22 %
                        3 Month                        30               2,951,187.96               0.67 %
                        Total                         201              20,560,865.95               4.63 %
                        Delinquency by Group
                        Group  2
                        Category                   Number            Principal Balance            Percentage
                        1 Month                        46               7,992,931.50               2.95 %
                        2 Month                        27               4,976,981.17               1.84 %
                        3 Month                        16               2,935,867.84               1.08 %
                        Total                          89              15,905,780.51               5.87 %


Section 4.05(a)(xi)     Loans in Foreclosure
                        Foreclosure by Group
                        Group               Number of        Principal Balance       Percentage
                        Number              Loans

                              1                      50       5,077,972.50                 1.14%
                              2                      28       4,370,554.53                 1.61%
                        Total                        78       9,448,527.03                 1.32%

Section 4.05(a)(xi)     Loans in Bankruptcy
                        Bankruptcy by Group
                        Group               Number of        Principal Balance       Percentage
                        Number              Loans

                              1                      68       6,034,537.02                 1.36%
                              2                      21       2,456,219.81                 0.91%
                        Total                        89       8,490,756.83                 1.19%

Section 4.05(a)(xiii)   Loans in REO
                        REO by Group
                        Group               Number of        Principal Balance       Percentage
                        Number              Loans

                              1                      12       1,060,364.80                 0.24%
                              2                       1          51,805.34                 0.02%
                        Total                        13       1,112,170.14                 0.16%


Section 4.05(a)(xv)     Has the Step Down Trigger Occurred?                                                     NO

                        Rolling 3 Month Prior Delinquency Percentage Entire Deal                                3.7687%

                        Cumulative Realized Losses as a Percentage of Original Collateral Balance               0.0098%

Section 4.05(a)(xvi)    Class A1A Interest Carryforward Amount                                                  0.00
                        Class A2A Interest Carryforward Amount                                                  0.00
                        Class A2B Interest Carryforward Amount                                                  0.00
                        Class A2C Interest Carryforward Amount                                                  0.00
                        Class M1 Interest Carryforward Amount                                                   0.00
                        Class M2 Interest Carryforward Amount                                                   0.00
                        Class M3 Interest Carryforward Amount                                                   0.00
                        Class M4 Interest Carryforward Amount                                                   0.00
                        Class B1 Interest Carryforward Amount                                                   0.00
                        Class B2 Interest Carryforward Amount                                                   0.00
                        Class B3 Interest Carryforward Amount                                                   0.00
                        Class B4 Interest Carryforward Amount                                                   0.00
                        Class R Interest Carryforward Amount                                                    0.00

Section 4.05(a)(xvii)   Class A1A Interest Carryover Amount Paid                                                0.00
                        Class A2A Interest Carryover Amount Paid                                                0.00
                        Class A2B Interest Carryover Amount Paid                                                0.00
                        Class A2C Interest Carryover Amount Paid                                                0.00
                        Class M1 Interest Carryover Amount Paid                                                 0.00
                        Class M2 Interest Carryover Amount Paid                                                 0.00
                        Class M3 Interest Carryover Amount Paid                                                 0.00
                        Class M4 Interest Carryover Amount Paid                                                 0.00
                        Class B1 Interest Carryover Amount Paid                                                 0.00
                        Class B2 Interest Carryover Amount Paid                                                 0.00
                        Class B3 Interest Carryover Amount Paid                                                 0.00
                        Class B4 Interest Carryover Amount Paid                                                 0.00
                        Class R Interest Carryover Amount Paid                                                  0.00

Section 4.05(a)         Weighted Average Mortgage Rate for All Loans                                            7.3022%

                        Weighted Average Term to Maturity Group 1                                               336
                        Weighted Average Term to Maturity Group 2                                               338

Section 4.05(a)         Total Class Interest Accrual Relief Act Reduction                                       0.00
                        Class A1A Interest Accrual Relief Act Reduction                                         0.00
                        Class A2A Interest Accrual Relief Act Reduction                                         0.00
                        Class A2B Interest Accrual Relief Act Reduction                                         0.00
                        Class A2C Interest Accrual Relief Act Reduction                                         0.00
                        Class M1 Interest Accrual Relief Act Reduction                                          0.00
                        Class M2 Interest Accrual Relief Act Reduction                                          0.00
                        Class M3 Interest Accrual Relief Act Reduction                                          0.00
                        Class M4 Interest Accrual Relief Act Reduction                                          0.00
                        Class B1 Interest Accrual Relief Act Reduction                                          0.00
                        Class B2 Interest Accrual Relief Act Reduction                                          0.00
                        Class B3 Interest Accrual Relief Act Reduction                                          0.00
                        Class B4 Interest Accrual Relief Act Reduction                                          0.00
                        Class R Interest Accrual Relief Act Reduction                                           0.00

Section 4.05(a)         Net Prepayment Interest Shortfalls                                                      0.00
                        Class A1A Interest Accrual Prepayment Interest Shortfall Reduction                      0.00
                        Class A2A Interest Accrual Prepayment Interest Shortfall Reduction                      0.00
                        Class A2B Interest Accrual Prepayment Interest Shortfall Reduction                      0.00
                        Class A2C Interest Accrual Prepayment Interest Shortfall Reduction                      0.00
                        Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                       0.00
                        Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                       0.00
                        Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                       0.00
                        Class M4 Interest Accrual Prepayment Interest Shortfall Reduction                       0.00
                        Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                       0.00
                        Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                       0.00
                        Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                       0.00
                        Class B4 Interest Accrual Prepayment Interest Shortfall Reduction                       0.00
                        Class R Interest Accrual Prepayment Interest Shortfall Reduction                        0.00

                        Beginning Class A-1 Cap Contract Notional Balance                                       369,636,146.00
                        Current Period Class A-1  Cap Contract Amount                                           0.00
                        Class A-1 Cap Contract Amount Paid as Adjustable Rate Certificate Carryover             0.00
                        Class A-1 Cap Contract Amount Paid to C Class                                           0.00

                        Beginning Class A-2 Cap Contract Notional Balance                                       232,146,195.00
                        Current Period Class A-2  Cap Contract Amount                                           0.00
                        Class A-2 Cap Contract Amount Paid as Adjustable Rate Certificate Carryover             0.00
                        Class A-2 Cap Contract Amount Paid to C Class                                           0.00

                        Beginning Subordinated Certificate Cap Contract Notional Balance                        162,960,000.00
                        Current Period Subordinated Certificate Cap Contract Amount                             0.00
                        Subordinated Certificate Cap Contract Amount Paid as Adjustable Rate Certificate Carryover       0.00
                        Subordinated Certificate Cap Contract Amount Paid to C Class                            0.00

Section 4.05(a)         Class A1A Floating Rate Certificate Carryover Paid                                      0.00
                        Class A1A Floating Rate Certificate Carryover Remaining                                 0.00

                        Class A2A Floating Rate Certificate Carryover Paid                                      0.00
                        Class A2A Floating Rate Certificate Carryover Remaining                                 0.00

                        Class A2B Floating Rate Certificate Carryover Paid                                      0.00
                        Class A2B Floating Rate Certificate Carryover Remaining                                 0.00

                        Class A2C Floating Rate Certificate Carryover Paid                                      0.00
                        Class A2C Floating Rate Certificate Carryover Remaining                                 0.00

                        Class M1 Floating Rate Certificate Carryover Paid                                       0.00
                        Class M1 Floating Rate Certificate Carryover Remaining                                  0.00

                        Class M2 Floating Rate Certificate Carryover Paid                                       0.00
                        Class M2 Floating Rate Certificate Carryover Remaining                                  0.00

                        Class M3 Floating Rate Certificate Carryover Paid                                       0.00
                        Class M3 Floating Rate Certificate Carryover Remaining                                  0.00

                        Class M4 Floating Rate Certificate Carryover Paid                                       0.00
                        Class M4 Floating Rate Certificate Carryover Remaining                                  0.00

                        Class B1 Floating Rate Certificate Carryover Paid                                       0.00
                        Class B1 Floating Rate Certificate Carryover Remaining                                  0.00

                        Class B2 Floating Rate Certificate Carryover Paid                                       0.00
                        Class B2 Floating Rate Certificate Carryover Remaining                                  0.00

                        Class B3 Floating Rate Certificate Carryover Paid                                       0.00
                        Class B3 Floating Rate Certificate Carryover Remaining                                  0.00

                        Class B4 Floating Rate Certificate Carryover Paid                                       0.00
                        Class B4 Floating Rate Certificate Carryover Remaining                                  17,327.21

                        Class R Floating Rate Certificate Carryover Paid                                        0.00
                        Class R Floating Rate Certificate Carryover Remaining                                   0.00

Section 4.05(a)         Available Funds                                                                         21,713,220.61
                        Interest Remittance Amount                                                              4,150,909.33
                        Principal Remittance Amount                                                             17,562,311.28

Sec 4.06(ii) Class C Distributable Amount                                                                       0.00

Interest Earnings on Certificate Account Paid to Seller                                                         6,645.11


Copyright  2005 J.P. Morgan Chase & Co. All rights reserved.